EXHIBIT 10.13
ASSIGNMENT AND CONVEYANCE
     This Assignment and Conveyance (the “Assignment”) is made effective April 30, 2007 (the “Effective Date”) by and between Cowtown Pipeline Partners L.P., a Texas limited partnership (“Assignor”) and Cowtown Pipeline L.P., a Texas limited partnership (“Assignee”).
RECITALS
     WHEREAS, Assignor desires to assign, transfer and convey to Assignee and Assignee desires to accept the transfer of those certain pipeline assets as described on Exhibit A which is attached hereto and made a part hereof, including all rights, obligations, properties associated therewith (the “Pipeline Laterals”).
     NOW THEREFORE, in consideration of TEN AND NO/100ths DOLLARS ($10.00), the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby grant, bargain, sell, convey, assign, transfer, set over, and deliver to Assignee, its successors and assigns, effective as of the Effective Date, all of Assignor’s right, title and interest in, to and under, the Pipeline Laterals.
     Subject to, but without limiting the foregoing, the Pipeline Laterals assigned and conveyed by this Assignment include, without limitation, all interests of Assignor in and to the following to the extent associated or related to the Pipeline Laterals, including the construction, ownership, or operation thereof:
(a)	equipment and tangible personal property;

(b)	rights and privileges in and to all agreements, contracts, easements, rights-of-way, servitudes, licenses, and permits;

(c)	contracts, agreements, purchase orders and/or other records and files;

(d)	claims and rights against third parties, including, without limitation, all rights under manufacturers’ and vendors’ warranties;

(e)	permits, licenses, and other orders of any governmental, including all environmental and safety records, documents, files and reports;

(f)	costs, expenses, losses, claims, damages, demands, suits, causes of action, liabilities;

(g)	intangible property and assets, goodwill, going concern and like items; and

(h)	prepaid expenses and prepaid taxes.

     TO HAVE AND TO HOLD, said right, title and interest conveyed hereunder unto Assignee, its successors and assigns, subject to the following terms and provisions:
     1. Assumption of Obligations. Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of any agreement or contract entered into by Assignor in connection with the Pipeline Laterals. With respect to the Pipeline Laterals, Assignee hereby assumes and agrees to timely perform and discharge all duties and obligations of Assignor in connection therewith. Assignor shall incur no liability from Assignee’s failure to perform and discharge such duties and obligations in a timely manner. Assignee agrees to defend, indemnify, and hold Assignor, its successors and assigns, harmless against any and all losses, claims, damages, demands, suits, causes of action, and liability (including attorneys’ fees and costs of investigation and defense associated therewith) relating to all such duties and obligations.
     2. Taxes. With respect to the Pipeline Laterals, Assignee shall be solely responsible for any and all sales taxes which may be assessed by any taxing authority as a result of this Assignment. Assignee shall hold Assignor harmless from all such taxes and any interest and penalties thereon. All other taxes, and any other local, state, or federal taxes or assessments attributable to the Pipeline Laterals, including any deductions, credits, and refunds pertaining thereto, shall be apportioned between Assignor and Assignee as of the Effective Date, and Assignor and Assignee shall each indemnify and hold the other free and harmless from and against any such taxes as apportioned, including interest and penalties thereon.
     3. Indemnity. Assignee shall defend, indemnify and hold Assignor, its successors and assigns, harmless against any and all costs, expenses, losses, claims, damages, demands, suits, causes of action, liabilities, and assertions in any way related to the construction, operation and business of the Pipeline Laterals.
     4. Limited Warranty. Assignor hereby warrants and agrees to defend its title to the Pipeline Laterals as to acts done by, through or under Assignor, but no further. Assignee is hereby substituted for and subrogated to all of the rights and actions of warranty which Assignor has or may have against any predecessors in title.
     5. NO WARRANTIES ON PERSONAL PROPERTY. ASSIGNOR EXPRESSLY DISCLAIMS ANY WARRANTY AS TO THE CONDITION OF ANY PERSONAL PROPERTY, FIXTURES, AND ITEMS OF MOVABLE PROPERTY OF ASSIGNOR COMPRISING ANY PART OF THE PIPELINE LATERALS, INCLUDING (i) ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, (ii) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE, (iii) ANY IMPLIED OR EXPRESS WARRANTY OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, (iv) ANY RIGHTS OF ASSIGNEE UNDER APPLICABLE STATUTES TO CLAIM DIMINUTION OF CONSIDERATION, AND (v) ANY CLAIM BY ASSIGNEE FOR DAMAGES BECAUSE OF DEFECTS, WHETHER KNOWN OR UNKNOWN. IT IS EXPRESSLY UNDERSTOOD BY ASSIGNEE THAT SAID PERSONAL PROPERTY, FIXTURES, AND ITEMS OF MOVABLE PROPERTY ARE OWNED BY ASSIGNOR AND HEREBY CONVEYED TO ASSIGNEE “AS IS, WHERE IS,” WITH ALL FAULTS AND LATENT DEFECTS, AND IN THEIR PRESENT CONDITION AND STATE OF REPAIR

AND ASSIGNEE HAS MADE OR CAUSED TO BE MADE OR WAIVED INSPECTIONS THEREOF AS ASSIGNEE DEEMS PRUDENT.
     6. Further Assurances. Assignor hereby agrees that concurrent with the execution hereof, it will deliver to Assignee such other instruments of transfer, assignment, and conveyance, in form satisfactory to Assignee and its counsel, as shall be necessary to convey to Assignee good and marketable title in and to all of the Pipeline Laterals. Assignor hereby agrees that, from time to time, at Assignee’s request and without further consideration, it will execute and deliver to Assignee such other and further instruments of conveyance, assignment and transfer and take such other action as Assignee may reasonably require to more effectively convey, transfer, and assign to Assignee, and to put Assignee in possession of, the Pipeline Laterals.
     7. Inurement. All of the terms, provisions, covenants, and agreements herein contained shall extend to and be binding upon the parties hereto, their respective successors and assigns.
     8. Counterparts. This Assignment may be executed in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which when taken together shall constitute a single counterpart instrument. Executed signature pages to any counterpart instrument may be detached and affixed to a single counterpart, which single counterpart with multiple executed signature pages affixed thereto shall constitute the original counterpart instrument for all purposes hereunder and under the recording statutes. All of these counterpart pages shall be read as though one and they shall have the same force and effect as if all of the parties had executed a single signature page.
     9. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed in such jurisdiction, without giving effect to any conflicts of laws principles thereof.

     IN WITNESS WHEREOF, this Assignment is executed as of the Effective Date.

ASSIGNOR:

COWTOWN PIPELINE PARTNERS L.P., a Texas limited partnership

By:	COWTOWN PIPELINE L.P., a Texas limited partnership, its General Partner

	By:	COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation, its General Partner

		By:	/s/ Philip Cook
Name: Philip W. Cook Title: Senior Vice President — Chief Financial Officer

ASSIGNEE:

COWTOWN PIPELINE L.P., a Texas limited partnership

By:	COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation, its General Partner

	By:	/s/ D. Wayne Blair
Name: D. Wayne Blair Title: Vice President, Controller and Chief Accounting Officer

STATE OF TEXAS	§
COUNTY OF TARRANT	§
     The foregoing instrument was acknowledged before me on this 27th day of July, 2007, by Philip W. Cook, Senior Vice President — Chief Financial Officer for COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation.

/s/ Deborah K. Shores
, Notary Public in and
for the State of Texas My Commission Expires: June 14, 2010

STATE OF TEXAS	§
COUNTY OF TARRANT	§
     The foregoing instrument was acknowledged before me on this 27th day of July, 2007, by D. Wayne Blair, Senior Vice President, Controller and Chief Accounting Officer for COWTOWN PIPELINE MANAGEMENT, INC., a Texas corporation.

/s/ Deborah K. Shores
, Notary Public in and
for the State of Texas My Commission Expires: June 14, 2010

EXHIBIT A
TO THE ASSIGNMENT AND CONVEYANCE
FROM COWTOWN PIPELINE PARTNERS L.P.
TO COWTOWN PIPELINE L.P.
[See attached spreadsheet]

Exhibit A
Cowtown Pipeline Partners LP
Consolidated Capital Additions 30-Apr-07

Properties	Status	In Service Date	System	County
COWTOWN SYSTEM
ATMOS INTERCONNECT (36’)(42.1016.088)	WIP, Residue line	—		Hood
BARNEY GUMBLE #1H LATERAL(42.1016.072)	In Service	12/25/06		Johnson
CARL CARLSON 1H - 3H LATERAL(42.1016.105)	WIP	—		Johnson
CAUBLE #1H & #2H LATERAL(42.1016.083)	In Service	02/10/07	Momentum	Hood
DIZZY GILLESPIE #1H LATERAL(42.1016.074)	In Service	03/13/07		Somervell
ELLA #1H - 2H - 3H LATERAL(42.1016.075)	In Service	04/13/07		Somervell
ETC TO 20’ N. MAINLINE INTERCO(42.1016.051)	In Service	08/03/06		Hood
HILL COUNTY LATERAL(42.1016.029)	In Service	08/09/06		Johnson
MARSALIS #1H LATERAL(42.1016.076)	In Service	04/02/07		Somervell
MARVEL GIRL LATERAL(42.1016.103)	In Service	04/17/07	Lone Star	Bosque
MILES DAVIS #1H LATERAL(42.1016.077)	In Service	02/05/07		Somervell
MOCKINGBIRD LATERAL(42.1016.102)	WIP	—		Erath
MOE LATERAL(42.1016.034)	In Service	06/16/06	Louis Dreyfus	Bosque
MOE SZYSLAK LATERAL(42.1016.044)	In Service	02/08/07		Johnson
MOMENTUM INTERCONNECT HAYWORTH(42.1016.110)	WIP	—		Hood
MUTTLEY 1H LATERAL(42.1016.060)	WIP	—		Somervell
NW MAINLINE TO HAYWIRE(42.1016.101)	WIP	—		Hood
P100A NGL LATERAL TO L DREYFUS(42.1016.089)	In Service	04/05/07		Johnson
ROSIE 1H - 2H LATERAL(42.1016.106)	WIP	—		Somervell
SATCHMO AND APU LATERAL(42.1016.038)	WIP	—		Hood
SOUTHWEST JOHNSON COUNTY LATER(42.1016.028)	In Service	08/14/06		Johnson

HILL COUNTY SYSTEM
BILL THE CAT LATERAL(42.1016.058)	WIP	—	ETC	Hill
CLETUS 1H LATERAL(42.1016.047)	In Service	10/19/06	JW Gathering	Hill
OPUS 2H LATERAL(42.1016.093)	WIP	—	JW Gathering	Hill
SIDESHOW BOB #1H LATERAL(42.1016.085)	In Service	12/22/06	JW Gathering	Hill
ETC 42’ PIPELINE IN HILL COUNT(42.1016.123)	WIP	—	—	Hill
HILL COUNTY COMPRESSOR & ETC(42.1016.141)	WIP	—	—	Hill

LAKE ARLINGTON SYSTEM
20’ LAKE ARLINGTON MAINLINE(42.1085.001)	WIP			Tarrant
820 MARTIN DEV 1H - 2H LATERAL(42.1085.006)	WIP			Tarrant
BOSWELL 1H - 9H LATERAL(42.1085.004)	WIP			Tarrant
CITY ARLINGTON 1H-4H LATERAL(42.1085.003)	WIP			Tarrant
ET FUEL FACILITY(42.1085.005)	WIP			Tarrant
EXELON 1H - 5H LATERAL(42.1085.008)	WIP			Tarrant
LAKE ARLINGTON COMPRESSOR STAT(42.1085.002)	WIP			Tarrant
OLCOTT 1H - 4H LATERAL(42.1085.009)	WIP			Tarrant
PHILLIP TREW 1H LATERAL(42.1085.007)	WIP			Tarrant